Exhibit 99.1
APi Group Reports Record Third Quarter 2026 Financial Results and Raises Full-Year 2026 Outlook
-Record third quarter net revenues of $2.6 billion, representing year-over-year growth of 22.5%, 15.7% on an organic basis-
-Record third quarter reported net income of $114 million up 22.6% year-over-year-
-Record third quarter adjusted EBITDA of $350 million with year-over-year growth of 24.6% and adjusted EBITDA margin expansion of 20 basis points to 13.7%-
-Raising full-year guidance for net revenues and adjusted EBITDA-
New Brighton, Minnesota – October 29, 2026 – APi Group Corporation (NYSE: APG) (“APi” or the “Company”) today reported its financial results for the three and nine months ended September 30, 2026.
Russ Becker, APi’s President and Chief Executive Officer, stated: “We delivered exceptional third quarter results, including double digit organic growth and adjusted EBITDA margin expansion. This performance again demonstrates the durability of our business in a dynamic operating environment. Strong demand across our inspection, service, and monitoring business, robust project activity, and disciplined execution drove momentum across both segments. We enter the fourth quarter from a position of strength, supported by a growing backlog and improving margins and we remain focused on leading with inspection and service. I am proud of our leaders for delivering another strong quarter. The strength we are carrying into 2027 gives me continued confidence in our ability to deliver on our long-term "10/16/60+" targets."
Third Quarter 2026 Consolidated Results:

	Three Months Ended September 30,
	2026	2025	Y/Y
Net revenues	$2,554	$2,085	22.5%
Organic net revenue growth (a)			15.7%

GAAP
Gross profit	$770	$652	18.1%
Gross profit margin	30.1%	31.3%	(120) bps

Net income	$114	$93	22.6%
Diluted EPS	$0.24	$0.20	20.0%

Adjusted non-GAAP comparison
Adjusted gross profit	$775	$656	18.1%
Adjusted gross profit margin	30.3%	31.5%	(120) bps

Adjusted EBITDA	$350	$281	24.6%
Adjusted EBITDA margin	13.7%	13.5%	+20 bps

Adjusted net income	$219	$174	25.9%
Adjusted diluted EPS	$0.50	$0.41	22.0%
Notes: Amounts in millions, except per share data. Refer to non-GAAP reconciliations to the most comparable GAAP measures.
(a)Organic change in net revenues provides a consistent basis for a year-over-year comparison in net revenues as it excludes the impacts of material acquisitions, material divestitures, and the impact of changes due to foreign currency translation.

•Reported net revenues increased by 22.5% (15.7% organic) driven by solid growth in inspection, service, and monitoring revenues, robust growth in project revenues, acquisitions, and pricing improvements.
•Reported and adjusted gross profit margin decreased by 120 basis points compared to the prior-year period driven by project and business mix and rising material, fuel, and other expenses.
•Reported net income was $114 million and diluted EPS was $0.24. Adjusted net income was $219 million and adjusted diluted EPS was $0.50, representing a 22.0% increase compared to the prior-year period. The increase in adjusted diluted EPS was driven by strong revenue growth and adjusted EBITDA margin expansion, partially offset by increases in interest expense and the adjusted diluted weighted average shares outstanding.
•Adjusted EBITDA increased by 24.6% compared to the prior-year period and adjusted EBITDA margin increased 20 basis points to 13.7%. Growth in adjusted EBITDA margin was driven by strong revenue growth and the resulting favorable SG&A leverage, partially offset by factors impacting adjusted gross profit margin.
Third Quarter 2026 Safety Services Segment Results:

	Three Months Ended September 30,
	2026	2025	Y/Y
Safety Services
Net revenues	$1,662	$1,403	18.5%
Organic net revenue growth (a)			8.8%

GAAP
Gross profit	$597	$520	14.8%
Gross profit margin	35.9%	37.1%	(120) bps

Segment earnings	$281	$236	19.1%
Segment earnings margin	16.9%	16.8%	+10 bps

Adjusted non-GAAP comparison
Adjusted gross profit	$602	$524	14.9%
Adjusted gross profit margin	36.2%	37.3%	(110) bps
Notes: Amounts in millions. Refer to non-GAAP reconciliations to the most comparable GAAP measures.
(a)Organic change in net revenues provides a consistent basis for a year-over-year comparison in net revenues as it excludes the impacts of material acquisitions, material divestitures, and the impact of changes due to foreign currency translation.
•Reported net revenues increased by 18.5% (8.8% organic) driven by solid growth in both inspection, service, and monitoring revenues and project revenues, acquisitions, and pricing improvements.
•Reported and adjusted gross profit margin decreased by 120 and 110 basis points, respectively, compared to the prior-year period. This was driven by project and business mix and rising material, fuel, and other expenses.
•Reported segment earnings increased by 19.1% compared to the prior-year period. Segment earnings margin was 16.9%, representing a 10 basis point increase compared to the prior-year period, driven by strong revenue growth and favorable SG&A leverage, partially offset by factors impacting adjusted gross profit margin.

Third Quarter 2026 Specialty Services Segment Results:

	Three Months Ended September 30,
	2026	2025	Y/Y
Specialty Services
Net revenues	$893	$683	30.7%
Organic net revenue growth (a)			29.9%

GAAP
Gross profit	$173	$132	31.1%
Gross profit margin	19.4%	19.3%	+10 bps

Segment earnings	$112	$81	38.3%
Segment earnings margin	12.5%	11.9%	+60 bps

Adjusted non-GAAP comparison
Adjusted gross profit	$173	$132	31.1%
Adjusted gross profit margin	19.4%	19.3%	+10 bps
Notes: Amounts in millions. Refer to non-GAAP reconciliations to the most comparable GAAP measures.
(a)Organic change in net revenues provides a consistent basis for a year-over-year comparison in net revenues as it excludes the impacts of material acquisitions, material divestitures, and the impact of changes due to foreign currency translation.
•Reported net revenues increased by 30.7% (29.9% organic) driven by robust growth in both project and service revenues.
•Reported and adjusted gross profit margin increased by 10 basis points compared to the prior-year period. This was driven by disciplined customer and project selection and pricing improvements, partially offset by rising material, fuel, and other expenses.
•Reported segment earnings increased by 38.3% compared to the prior-year period. Segment earnings margin was 12.5%, representing a 60 basis point increase compared to the prior-year period, driven by adjusted gross profit margin expansion, strong revenue growth, and favorable SG&A leverage.
Guidance:
APi is raising its full-year 2026 guidance for net revenues and adjusted EBITDA.
• Net revenues of $9,200 to $9,250 million, up from the guidance provided on July 30, 2026 of $8,875 to $9,025 million
• Adjusted EBITDA of $1,235 to $1,255 million, up from the guidance provided on July 30, 2026 of $1,205 to $1,245 million
• Adjusted free cash flow conversion of 110%, based on adjusted net income
Conference Call:
APi will host a webcast and conference call to discuss its financial results at 8:30 a.m. ET on Thursday, October 29, 2026. Participants on the call will include Russell A. Becker, President and Chief Executive Officer, and David Jackola, EVP and Chief Financial Officer. The conference call can be accessed by registering online using the links below. Analysts will receive dial-in information as well as a conference ID once registered.

Webcast Link: https://events.q4inc.com/attendee/894181837

Analysts Link: https://events.q4inc.com/analyst/894181837?pwd=ecOlF7Kh

A replay of the webcast will be available shortly after the live event via the webcast link above.

About APi:
APi Group is a global, market-leading business services company providing statutorily mandated and contracted services across its Safety Services and Specialty Services segments, including fire and life safety, electronic security, elevator and escalator, and infrastructure services. With more than 600 locations in over 20 countries, APi is built on a century of expertise, a people-first culture, and its purpose of Building Great Leaders®. In 2026, APi is celebrating its 100-year anniversary and its debut on the Fortune 500. More information is available at www.apigroup.com.
Investor Relations and Media Inquiries:
Adam Walters
Senior Director of Investor Relations
Tel: +1 920-419-5432
Email: investorrelations@apigroupinc.us

Forward-Looking Statements and Disclaimers
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which provides a safe harbor for certain forward-looking statements made by or on behalf of APi Group Corporation (“APi” or the “Company”). Forward-looking statements include statements regarding the Company’s full-year 2026 outlook for net revenues, adjusted EBITDA and adjusted free cash flow conversion; anticipated future growth and margin performance; expectations regarding performance in 2027; and the Company’s ability to achieve its long-term financial targets. Such statements may contain words such as “expect,” “anticipate,” “will,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “outlook,” “may,” “might,” “should,” “can have,” “have,” “likely,” “potential,” “target,” “indicative,” “illustrative,” and variations of such words and similar expressions. The absence of these words does not mean that a statement is not forward-looking. Such statements are based on the Company’s expectations, intentions, and projections regarding its future performance, anticipated events or trends, and other matters that are not historical facts.

These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition, political risks, and other risks that may affect the Company’s future performance, including the impacts of inflationary pressures and other macroeconomic factors on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) supply chain constraints and interruptions, and the resulting increases in the cost, or reductions in the supply, of the supplies and materials the Company uses in its business and for which the Company bears the risk of such increases; (iii) risks associated with the Company’s international operations, including changes in tariff and trade policies, import and export restrictions, retaliatory trade measures, sanctions, and other governmental actions that may affect the cost, timing, or viability of the Company's cross-border operations and supply chains; (iv) failure to realize the anticipated benefits of the Company's acquisitions and its ability to successfully execute its bolt-on acquisition strategy and integrate acquired businesses into its operations; (v) failure to fully execute the Company’s inspection-first strategy or to realize the expected service revenue from such inspections; (vi) failure to realize expected benefits from the Company’s other business strategies, including its disciplined approach to customer and project selection and its asset-light, services-focused business model and expected impact on future capital expenditures; (vii) risks associated with the Company’s decentralized business model and participation in joint ventures; (viii) improperly managed projects, project delays or cancellations, and the timing and extent of conversion of backlog into revenues; (ix) risks associated with the implementation and maintenance of the Company's enterprise resource planning systems and cloud-based platforms, including potential disruptions to operations, cost overruns, delays, and impacts on internal controls over financial reporting; (x) adverse developments in the credit markets which could impact the Company’s ability to secure financing in the future; (xi) the Company’s level of indebtedness; (xii) risks associated with the Company’s contract portfolio, project and business mix, and its ability to achieve anticipated margins; (xiii) the timing of customer collections, working-capital requirements, capital expenditures, and other cash payments, which may affect operating cash flow and cash conversion; and (xiv) other risks and uncertainties, including those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent reports filed with the Securities and Exchange Commission. Given these risks and uncertainties, investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements included in this document speak only as of the date hereof and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this document.

Non-GAAP Financial Measures
This document contains non-U.S. GAAP financial measures within the meaning of Regulation G. Management uses these measures to evaluate the Company's performance and believes they are useful to investors because they (a) reflect the same tools management uses to assess performance and prospects, (b) facilitate peer comparison, (c) provide consistent period-to-period comparisons, and (d) in the case of adjusted EBITDA, determine certain elements of executive incentive compensation.
•Adjusted gross profit, adjusted SG&A, adjusted net income, and adjusted diluted EPS exclude amortization of intangible assets, restructuring costs, contingent consideration and compensation, acquisition and divestiture related expenses, systems and business enablement expenses, business process transformation expenses, and other miscellaneous items, as further described in the reconciliation tables. These adjustments remove items management does not consider indicative of the Company's core ongoing operational performance.
•Adjusted EBITDA is net income before interest, taxes, depreciation, and amortization, further adjusted to exclude the same items listed above plus non-service pension cost. Adjusted EBITDA margin is adjusted EBITDA divided by net revenues.
•Organic net revenue growth excludes the impacts of material acquisitions, material divestitures, and foreign currency translation from year-over-year revenue comparisons. Fixed currency measures translate results at exchange rates established by management at the beginning of 2026. An acquisition or divestiture is considered material based on management's assessment of its significance to comparability; this threshold is applied consistently across periods.
•Adjusted free cash flow is cash provided by operating activities, adjusted for the cash impact of the same items excluded from adjusted EBITDA, less capital expenditures. Adjusted free cash flow conversion is adjusted free cash flow as a percentage of adjusted net income.
•Net leverage ratio is calculated in accordance with the Company’s debt agreements and includes pro forma adjustments for acquisitions and cost savings not reflected in adjusted EBITDA; see the Company’s SEC filings for the covenant EBITDA definition.
These measures are supplemental and should not be considered a substitute for, or superior to, GAAP financial measures, and may differ from similarly titled measures used by other companies. Reconciliations to the most directly comparable GAAP measures are included in this document.
The Company is unable to provide a quantitative reconciliation of forward-looking adjusted EBITDA, organic net revenue growth, and adjusted free cash flow conversion to GAAP without unreasonable effort, as the amounts and timing of reconciling items – including acquisition-related costs, systems and business enablement expenses, and other charges – are inherently uncertain and could be significant.

APi Group Corporation
Condensed Consolidated Statements of Operations (GAAP)
(Amounts in millions, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net revenues	$2,554	$2,085	$6,790	$5,794
Cost of revenues	1,784	1,433	4,697	3,985
Gross profit	770	652	2,093	1,809
Selling, general, and administrative expenses	568	489	1,613	1,419
Operating income	202	163	480	390
Interest expense, net	45	34	111	109
Investment expense (income) and other, net	2	(1)	5	(3)
Other expense, net	47	33	116	106
Income before income taxes	155	130	364	284
Income tax provision	41	37	94	79
Net income	114	93	270	205
Net income attributable to common shareholders:
Income allocable to Series A Preferred Stock	(12)	(9)	(28)	(21)
Net income attributable to common shareholders	$102	$84	$242	$184
Net income per common share:
Basic	$0.24	$0.20	$0.56	$0.44
Diluted	0.24	0.20	0.56	0.43
Weighted average shares outstanding:
Basic	431	416	432	416
Diluted	432	429	435	425

APi Group Corporation
Condensed Consolidated Balance Sheets (GAAP)
(Amounts in millions)
(Unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$373	$912
Accounts receivable, net of allowances	1,907	1,563
Inventories	182	145
Contract assets	736	484
Prepaid expenses and other current assets	205	125
Total current assets	3,403	3,229
Property and equipment, net	451	397
Operating lease right-of-use assets	297	301
Goodwill	3,897	3,167
Intangible assets, net	1,935	1,584
Deferred tax assets	16	40
Pension and post-retirement assets	129	129
Other assets	153	89
Total assets	$10,281	$8,936
Liabilities and Shareholders’ Equity
Current liabilities:
Short-term and current portion of long-term debt	$361	$5
Accounts payable	635	526
Accrued liabilities	875	827
Contract liabilities	902	694
Operating and finance leases	101	98
Total current liabilities	2,874	2,150
Long-term debt, less current portion	3,213	2,754
Pension and post-retirement obligations	48	50
Operating and finance leases	218	215
Deferred tax liabilities	296	205
Other noncurrent liabilities	144	154
Total liabilities	6,793	5,528
Total shareholders’ equity	3,488	3,408
Total liabilities and shareholders’ equity	$10,281	$8,936

APi Group Corporation
Condensed Consolidated Statements of Cash Flows (GAAP)
(Amounts in millions)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net income	$270	$205
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	277	242
Restructuring charges, net of cash paid	(5)	(6)
Deferred taxes	(3)	2
Share-based compensation expense	36	31
Profit sharing expense	22	23
Non-cash lease expense	91	82
Net periodic pension cost	19	17
Other, net	(2)	(1)
Changes in operating assets and liabilities, net of effects of acquisitions:	(312)	(218)
Net cash provided by operating activities	393	377

Cash flows from investing activities:
Acquisitions, net of cash acquired	(1,356)	(174)
Purchases of property and equipment	(76)	(70)
Proceeds from sales of property and equipment	8	13
Net cash used in investing activities	(1,424)	(231)

Cash flows from financing activities:
Net short-term debt	335	—
Proceeds from long-term borrowings	795	—
Payments on long-term borrowings	(310)	(5)
Payments of debt issuance costs	(16)	—
Repurchases of common stock	(252)	(75)
Payments of acquisition-related consideration	(14)	(16)
Restricted shares tendered for taxes	(38)	(20)
Net cash provided by (used in) financing activities	500	(116)
Effect of foreign currency exchange rate change on cash, cash equivalents, and restricted cash	(9)	25
Net (decrease) increase in cash, cash equivalents, and restricted cash	(540)	55
Cash, cash equivalents, and restricted cash, beginning of period	913	501
Cash, cash equivalents, and restricted cash, end of period	$373	$556

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Organic Change in Net Revenues (non-GAAP)
(Unaudited)
Organic change in net revenues

	Three Months Ended September 30, 2026
	Net revenues change (as reported)	Foreign currency translation (a)	Net revenues change (fixed currency) (b)	Acquisitions and divestitures, net (c)	Organic change in net revenues (d)
Safety Services	18.5%	(0.1)%	18.6%	9.8%	8.8%
Specialty Services	30.7%	—%	30.7%	0.8%	29.9%
Consolidated	22.5%	(0.1)%	22.6%	6.9%	15.7%

	Nine Months Ended September 30, 2026
	Net revenues change (as reported)	Foreign currency translation (a)	Net revenues change (fixed currency) (b)	Acquisitions and divestitures, net (c)	Organic change in net revenues (d)
Safety Services	13.1%	1.9%	11.2%	4.8%	6.4%
Specialty Services	26.6%	—%	26.6%	0.8%	25.8%
Consolidated	17.2%	1.3%	15.9%	3.7%	12.2%
Notes:
(a)Represents the effect of foreign currency on reported net revenues, calculated as the difference between reported net revenues and net revenues at fixed currencies for both periods. Fixed currency amounts are based on translation into U.S. Dollars at fixed foreign currency exchange rates established by management at the beginning of 2026.
(b)Amount represents the year-over-year change after eliminating the impact of fluctuations in foreign exchange rates by translating foreign currency denominated results at fixed foreign currency rates for both periods.
(c)Adjustment to exclude net revenues from material acquisitions from their respective dates of acquisition until the first year anniversary from date of acquisition and net revenues from material divestitures for all periods for businesses divested as of September 30, 2026.
(d)Organic change in net revenues provides a consistent basis for a year-over-year comparison in net revenues as it excludes the impacts of material acquisitions, material divestitures, and the impact of changes due to foreign currency translation.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Gross Profit and Adjusted Gross Profit (non-GAAP)
SG&A and Adjusted SG&A (non-GAAP)
(Amounts in millions)
(Unaudited)
Adjusted gross profit

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025

Gross profit (as reported)		$770	$652	$2,093	$1,809
Adjustments to reconcile gross profit to adjusted gross profit:
Backlog amortization	(a)	5	4	6	11
Restructuring program related costs	(b)	—	—	—	1
Adjusted gross profit		$775	$656	$2,099	$1,821

Net revenues		$2,554	$2,085	$6,790	$5,794
Adjusted gross profit margin		30.3%	31.5%	30.9%	31.4%

Adjusted SG&A

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
Selling, general, and administrative expenses ("SG&A") (as reported)		$568	$489	$1,613	$1,419
Adjustments to reconcile SG&A to adjusted SG&A:
Amortization of intangible assets	(c)	(78)	(56)	(208)	(168)
Contingent consideration and compensation	(d)	1	(1)	2	(2)
Systems and business enablement	(e)	(30)	(31)	(82)	(61)
Business process transformation expenses	(f)	—	—	—	(4)
Acquisition and divestiture related expenses	(g)	(11)	2	(39)	(12)
Restructuring program related costs	(b)	—	—	—	(14)
Other	(h)	(1)	(1)	(8)	(4)
Adjusted SG&A expenses		$449	$402	$1,278	$1,154

Net revenues		$2,554	$2,085	$6,790	$5,794
Adjusted SG&A as a % of net revenues		17.6%	19.3%	18.8%	19.9%
Notes:
(a)Adjustment to reflect the elimination of amortization expense related to backlog intangible assets.
(b)Adjustment to reflect the elimination of expenses associated with restructuring programs and related costs.
(c)Adjustment to reflect the elimination of amortization expense.
(d)Adjustment to reflect the elimination of the expense attributable to one-time deferred consideration to prior owners of acquired businesses.
(e)Adjustment to reflect the elimination of non-recurring costs associated with an end-to-end business systems implementation and primarily consist of third-party consulting fees related to system design, deployment, integration, and change leadership across the organization.
(f)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to technology and business enhancements, including systems and process development costs.
(g)Adjustment to reflect the elimination of transaction costs, integration costs, and gains and losses related to potential and completed acquisitions and divestitures.
(h)Adjustment includes miscellaneous non-recurring items, such as costs associated with debt refinancing and other capital market activities, and net gains related to building sales and facility exits.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA (non-GAAP)
(Amounts in millions)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025

Net income (as reported)		$114	$93	$270	$205
Adjustments to reconcile net income to EBITDA:
Interest expense, net		45	34	111	109
Income tax provision		41	37	94	79
Depreciation		21	21	63	63
Amortization		83	60	214	179
EBITDA		304	245	752	635
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a)	(1)	1	(2)	2
Non-service pension cost	(b)	5	5	15	14
Systems and business enablement	(c)	30	31	82	61
Business process transformation expenses	(d)	—	—	—	4
Acquisition and divestiture related expenses	(e)	11	(2)	39	12
Restructuring program related costs	(f)	—	—	—	14
Other	(g)	1	1	10	4
Adjusted EBITDA		$350	$281	$896	$746

Net revenues		$2,554	$2,085	$6,790	$5,794
Adjusted EBITDA margin		13.7%	13.5%	13.2%	12.9%
Notes:
(a)Adjustment to reflect the elimination of the expense attributable to one-time deferred consideration to prior owners of acquired businesses.
(b)Adjustment to reflect the elimination of non-service pension cost, which consists of interest cost, expected return on plan assets and amortization of actuarial gains/losses.
(c)Adjustment to reflect the elimination of non-recurring costs associated with an end-to-end business systems implementation and primarily consist of third-party consulting fees related to system design, deployment, integration, and change leadership across the organization.
(d)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to technology and business enhancements, including systems and process development costs.
(e)Adjustment to reflect the elimination of transaction costs, integration costs, and gains and losses related to potential and completed acquisitions and divestitures.
(f)Adjustment to reflect the elimination of expenses associated with restructuring programs and related costs.
(g)Adjustment includes miscellaneous non-recurring items, such as costs associated with debt refinancing and other capital market activities, and net gains related to building sales and facility exits.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Income before Income Tax, Net Income and EPS and
Adjusted Income before Income Tax, Net Income and EPS (non-GAAP)
(Amounts in millions, except per share data)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
Income before income tax provision (as reported)		$155	$130	$364	$284
Adjustments to reconcile income before income tax provision to adjusted income before income tax provision:
Amortization of intangible assets	(a)	83	60	214	179
Contingent consideration and compensation	(b)	(1)	1	(2)	2
Non-service pension cost	(c)	5	5	15	14
Systems and business enablement	(d)	30	31	82	61
Business process transformation expenses	(e)	—	—	—	4
Acquisition and divestiture related expenses	(f)	11	(2)	39	12
Restructuring program related costs	(g)	—	—	—	14
Other	(h)	1	1	10	4
Adjusted income before income tax provision		$284	$226	$722	$574

Income tax provision (as reported)		$41	$37	$94	$79
Adjustments to reconcile income tax provision to adjusted income tax provision:
Income tax provision adjustment	(i)	24	15	72	53
Adjusted income tax provision		$65	$52	$166	$132

Adjusted income before income tax provision		$284	$226	$722	$574
Adjusted income tax provision		65	52	166	132
Adjusted net income		$219	$174	$556	$442

Diluted weighted average shares outstanding (as reported)		432	429	435	425
Adjustments to reconcile diluted weighted average shares outstanding to adjusted diluted weighted average shares outstanding:
Impact of Series A Preferred Stock	(j)	6	(5)	4	(2)
Adjusted diluted weighted average shares outstanding		438	424	439	423

Adjusted diluted EPS		$0.50	$0.41	$1.27	$1.04
Notes:
(a)Adjustment to reflect the elimination of amortization expense.
(b)Adjustment to reflect the elimination of the expense attributable to one-time deferred consideration to prior owners of acquired businesses.
(c)Adjustment to reflect the elimination of non-service pension cost, which consists of interest cost, expected return on plan assets, and amortization of actuarial gains/losses.
(d)Adjustment to reflect the elimination of non-recurring costs associated with an end-to-end business systems implementation and primarily consist of third-party consulting fees related to system design, deployment, integration, and change leadership across the organization.
(e)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to technology and business enhancements, including systems and process development costs.
(f)Adjustment to reflect the elimination of transaction costs, integration costs, and gains and losses related to potential and completed acquisitions and divestitures.
(g)Adjustment to reflect the elimination of expenses associated with restructuring programs and related costs.
(h)Adjustment includes miscellaneous non-recurring items, such as costs associated with debt refinancing and other capital market activities, and net gains related to building sales and facility exits.
(i)Adjustment to reflect an adjusted effective tax rate of 23% which reflects the Company's estimated expectations for taxes to be paid on its adjusted non-GAAP earnings.
(j)Adjustment reflects the addition of the dilutive impact of six million shares associated with the deemed conversion of Series A Preferred Stock, when adjusted for the stock split, offset by the adjustment of the assumed dividend payable to the Series A Preferred Stock holders at year-end.

APi Group Corporation
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026 (a)	2025 (a)	2026 (a)	2025 (a)
Safety Services
Net revenues		$1,662	$1,403	$4,559	$4,032
Adjusted gross profit		602	524	1,684	1,499
Segment earnings		281	236	763	667

Adjusted gross profit margin		36.2%	37.3%	36.9%	37.2%
Segment earnings margin		16.9%	16.8%	16.7%	16.5%

Specialty Services
Net revenues		$893	$683	$2,235	$1,765
Adjusted gross profit		173	132	415	322
Segment earnings		112	81	243	181

Adjusted gross profit margin		19.4%	19.3%	18.6%	18.2%
Segment earnings margin		12.5%	11.9%	10.9%	10.3%

Total net revenues before corporate and eliminations	(b)	$2,555	$2,086	$6,794	$5,797
Total segment earnings before corporate and eliminations	(b)	393	317	1,006	848
Segment earnings margin before corporate and eliminations	(b)	15.4%	15.2%	14.8%	14.6%

Corporate and Eliminations
Net revenues		$(1)	$(1)	$(4)	$(3)
Adjusted EBITDA		(43)	(36)	(110)	(102)

Total Consolidated
Net revenues		$2,554	$2,085	$6,790	$5,794
Adjusted gross profit		775	656	2,099	1,821
Adjusted EBITDA		350	281	896	746

Adjusted gross profit margin		30.3%	31.5%	30.9%	31.4%
Adjusted EBITDA margin		13.7%	13.5%	13.2%	12.9%
Notes:
(a)Information derived from non-GAAP reconciliations included elsewhere in this document.
(b)Calculated from results of the Company's reportable segments shown above, excluding Corporate and Eliminations.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

	Three Months Ended September 30, 2026				Three Months Ended September 30, 2025
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Safety Services
Net revenues	$1,662	$—		$1,662	$1,403	$—		$1,403
Cost of revenues	1,065	(5)	(a)	1,060	883	(4)	(a)	879
Gross profit	$597	$5		$602	$520	$4		$524
Gross profit margin	35.9%			36.2%	37.1%			37.3%

Specialty Services
Net revenues	$893	$—		$893	$683	$—		$683
Cost of revenues	720	—		720	551	—		551
Gross profit	$173	$—		$173	$132	$—		$132
Gross profit margin	19.4%			19.4%	19.3%			19.3%

Corporate and Eliminations
Net revenues	$(1)	$—		$(1)	$(1)	$—		$(1)
Cost of revenues	(1)	—		(1)	(1)	—		(1)

Total Consolidated
Net revenues	$2,554	$—		$2,554	$2,085	$—		$2,085
Cost of revenues	1,784	(5)	(a)	1,779	1,433	(4)	(a)	1,429
Gross profit	$770	$5		$775	$652	$4		$656
Gross profit margin	30.1%			30.3%	31.3%			31.5%
Notes:
(a)Adjustment to reflect the elimination of amortization expense related to backlog intangible assets.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

	Nine Months Ended September 30, 2026				Nine Months Ended September 30, 2025
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Safety Services
Net revenues	$4,559	$—		$4,559	$4,032	$—		$4,032
Cost of revenues	2,881	(6)	(a)	2,875	2,545	(11)	(a)	2,533
						(1)	(b)
Gross profit	$1,678	$6		$1,684	$1,487	$12		$1,499
Gross profit margin	36.8%			36.9%	36.9%			37.2%

Specialty Services
Net revenues	$2,235	$—		$2,235	$1,765	$—		$1,765
Cost of revenues	1,820	—		1,820	1,443	—		1,443
Gross profit	$415	$—		$415	$322	$—		$322
Gross profit margin	18.6%			18.6%	18.2%			18.2%

Corporate and Eliminations
Net revenues	$(4)	$—		$(4)	$(3)	$—		$(3)
Cost of revenues	(4)	—		(4)	(3)	—		(3)

Total Consolidated
Net revenues	$6,790	$—		$6,790	$5,794	$—		$5,794
Cost of revenues	4,697	(6)	(a)	4,691	3,985	(11)	(a)	3,973
						(1)	(b)
Gross profit	$2,093	$6		$2,099	$1,809	$12		$1,821
Gross profit margin	30.8%			30.9%	31.2%			31.4%
Notes:
(a)Adjustment to reflect the elimination of amortization expense related to backlog intangible assets.
(b)Adjustment to reflect the elimination of expenses associated with restructuring programs and related costs.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
Corporate and Eliminations
Income before income taxes		$(91)	$(88)	$(273)	$(248)
Interest expense, net		27	24	73	82
Depreciation		2	2	6	4
Amortization		1	1	3	3
Systems and business enablement	(a)	13	18	42	39
Business process transformation expenses	(b)	—	—	—	3
Acquisition and divestiture related expenses	(c)	4	3	29	10
Other	(d)	1	4	10	5
Corporate and Eliminations adjusted EBITDA		$(43)	$(36)	$(110)	$(102)
Notes:
(a)Adjustment to reflect the elimination of non-recurring costs associated with an end-to-end business systems implementation and primarily consist of third-party consulting fees related to system design, deployment, integration, and change leadership across the organization.
(b)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to technology and business enhancements, including systems and process development costs.
(c)Adjustment to reflect the elimination of transaction costs, integration costs, and gains and losses related to potential and completed acquisitions and divestitures.
(d)Adjustment includes miscellaneous non-recurring items, such as costs associated with debt refinancing and other capital market activities, and net gains related to building sales and facility exits.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Change in Segment Earnings (non-GAAP)
(Unaudited)
Change in Segment earnings

	Three Months Ended September 30, 2026
	Change in Segment earnings (public rates)	Foreign currency translation (a)	Change in Segment earnings (fixed currency) (b)
Safety Services	19.1%	—%	19.1%
Specialty Services	38.3%	—%	38.3%
Consolidated	24.6%	—%	24.6%

	Nine Months Ended September 30, 2026
	Change in Segment earnings (public rates)	Foreign currency translation (a)	Change in Segment earnings (fixed currency) (b)
Safety Services	14.4%	1.3%	13.1%
Specialty Services	34.3%	—%	34.3%
Consolidated	20.1%	1.2%	18.9%
Notes:
(a)Represents the effect of foreign currency on reported segment earnings, calculated as the difference between reported segment earnings and segment earnings at fixed currencies for both periods. Fixed currency amounts are based on translation into U.S. Dollars at fixed foreign currency exchange rates established by management at the beginning of 2026.
(b)Amount represents the year-over-year change after eliminating the impact of fluctuations in foreign exchange rates by translating foreign currency denominated results at fixed foreign currency rates for both periods.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Free Cash Flow and Adjusted Free Cash Flow and Conversion (non-GAAP)
(Amounts in millions)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
Net cash provided by operating activities (as reported)		$225	$232	$393	$377
Less: Purchases of property and equipment		(27)	(31)	(76)	(70)
Free cash flow		198	201	317	307
Add: Cash payments related to following items:
Contingent compensation	(a)	—	—	1	1
Systems and business enablement	(b)	31	37	97	79
Business process transformation expenses	(c)	—	—	—	4
Acquisition and divestiture related expenses	(d)	11	—	38	10
Restructuring program related payments	(e)	(1)	5	5	17
Other	(f)	1	5	10	16
Adjusted free cash flow		$240	$248	$468	$434

Adjusted net income		$219	$174	$556	$442
Adjusted free cash flow as a % of adjusted net income		109.6%	142.5%	84.2%	98.2%
Notes:
(a)Adjustment to reflect the elimination of expense attributable to one-time deferred consideration to prior owners of acquired businesses.
(b)Adjustment to reflect the elimination of non-recurring costs associated with an end-to-end business systems implementation and primarily consist of third-party consulting fees related to system design, deployment, integration, and change leadership across the organization.
(c)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to technology and business enhancements, including systems and process development costs.
(d)Adjustment to reflect the elimination of transaction costs, integration costs, and gains and losses related to potential and completed acquisitions and divestitures.
(e)Adjustment to reflect payments made for restructuring programs and related costs.
(f)Adjustment includes miscellaneous non-recurring items, such as costs associated with debt refinancing and other capital market activities, and net gains related to building sales and facility exits.